                                ESCROW AGREEMENT

         This Agreement is made as of the 3rd day of June, 1996 by and among MASADA SECURITY, INC., a Delaware corporation ("Masada"), RUSSELL B. JONES, an individual residing in Miami, Florida ("Jones"), ROBERT S. MOSES, an individual residing in Miami Beach, Florida ("Moses"), DAVID R. DONNELLY, an individual residing in Miami, Florida ("Donnelly") and RONALD G. WALTERS, an individual residing in Ft. Lauderdale, Florida ("Walters") (Jones, Moses, Donnelly and Walters being referred to herein collectively as the "Sellers") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION (the "Escrow Agent").

         WHEREAS, Masada and the Sellers are parties to a Stock Purchase Agreement dated as of the 31st day of May, 1996 (the "Stock Purchase Agreement") which provides for the sale by the Sellers to Masada of all of the outstanding common stock (the "Stock") of Alarms by HRD, Inc., a Florida corporation (the "Company"); and

         WHEREAS, pursuant to Section 2.5(b)(ii) of the Stock Purchase Agreement a portion of the purchase price for the Stock is to be held in escrow for three separate time periods following the closing of the transactions contemplated by the Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of the payment to the Escrow Agent more particularly described on Schedule A and mutual promises set forth in this Agreement, the parties agree as follows:

         1. Appointment of Escrow Agent. Masada and the Sellers hereby designate SunTrust Bank, Central Florida, National Association to act as Escrow Agent hereunder and Escrow Agent hereby accepts such appointment.

         2. Deposit of Escrow. Upon the execution of this Agreement, Masada will deliver to the Escrow Agent, and the Escrow Agent will receive an amount specified on Schedule 2 attached hereto to be held for a period of at least three months (the "Three Months Deposit"), an amount specified on
Schedule 2 attached hereto to be held for a period of at least nine months (the "Nine Months Deposit"), an amount specified on Schedule 2 attached hereto to be held for a period of at least one year (the "One Year Deposit") (the "Three Months Deposit", the "Nine Months Deposit" and the "One Year Deposit" shall collectively be referred to as the "Deposit"). The Deposit shall be deposited by the Escrow Agent into an interest bearing account at SunTrust Bank, Central Florida, National Association, with interest to be added to the Deposit.

         3. Earnings on Deposit; Investment of Deposit. All income paid or earned on the Deposit shall be deemed to have been paid or earned by the Sellers, for income tax purposes, but shall be received and held by the Escrow Agent and constitute part of the Deposit. The Deposit may only be invested in obligations purchased in accordance with the Corporate Cash Management Master Repurchase Agreement. All income received in cash from investment of Deposit, less all disbursement provided hereunder, shall be immediately reinvested by the Escrow Agent in accordance with the terms of this Section 3.

         4. Taxes and Charges on Escrow Property. The Sellers shall disclose on the signature page hereof to the Escrow Agent each of their social security numbers, and the Escrow Agent shall annually issue a Form 1099 to each Seller reflecting the amount of income earned on the Deposit for such applicable period by such Seller.

         5.      Disposition of Escrow.

                 (a) On or after September 1, 1996, Masada and the Sellers shall jointly give signed written notice ("Payment Notice") to Escrow Agent which Payment Notice shall list the parties entitled to the Three Months Deposit and a breakdown of the amounts each party is entitled to. Upon receipt of the Payment Notice, the Escrow Agent shall pay to the appropriate parties the Three Months Deposit within two days after the receipt of such Payment Notice. The Payment Notice shall set forth a brief description of the basis entitling such parties to be paid the Three Months Deposit.

                 (b) On or after March 3, 1997, Masada and the Sellers shall jointly give a Payment Notice to Escrow Agent which Payment Notice shall list the parties entitled to the Nine Months Deposit and a breakdown of the amounts each party is entitled to. Upon receipt of the Payment Notice, the Escrow Agent shall pay to the appropriate parties the Nine Months Deposit within two days after the receipt of such Payment Notice. The Payment Notice shall set forth a brief description of the basis entitling such parties to be paid the Additional Deposit.

                 (c) On or after June 3, 1997, Masada and the Sellers shall jointly give a Payment Notice to Escrow Agent which Payment Notice shall list the parties entitled to the One Year Deposit and a breakdown of the amounts each party is entitled to. Upon receipt of the Payment Notice, the Escrow Agent shall pay to the appropriate parties the One Year Deposit within two days after the receipt of such Payment Notice. The Payment Notice shall set forth a brief description of the basis entitling such parties to be paid the One Year Deposit.

                 (d) If the Escrow Agent receives a Payment Notice pursuant to Section 3(a), 3(b) or 3(c) which is (i) signed by Masada but not by at least three out of four of the Sellers, or (ii) signed by at least three out of four of the Sellers but not by Masada, the Escrow Agent shall give notice, along with a copy of such Payment Notice, to the other party (the "Non-Signing Party"). If the Non-Signing Party gives written notice to the Escrow Agent of its agreement with the Payment Notice, or fails to respond to the notice from the Escrow Agent, within seven days after the date of such notice, then the Escrow Agent shall pay to Seller (or its designee) the Escrowed Funds, within two days after the expiration of such seven day period. If the Non-Signing Party gives written notice to the Escrow Agent of its disagreement with the Payment Notice within such seven day period, then the Escrow Agent shall pay the undisputed portion, if any, of the Deposit, but shall not pay any portion of the Deposit subject to dispute, which disputed





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

funds shall continue to be held by the Escrow Agent pending resolution of such dispute and further direction from Masada and the Sellers.

                 (e) If a Non-Signing Party shall be determined by (i) a court of competent jurisdiction, or (ii) a written release between the parties, to have acted in a frivolous manner and in bad faith, the other party(ies) shall be entitled to reimbursement of all its reasonable costs incurred in connection with the Payment Notice (including, without limitation, reasonable attorney's fees).

         6.      Provisions Relating to Escrow Agent.

                 (a) The Escrow Agent shall be protected in acting upon any written notice, statement, certificate, waiver, consent or other instrument or document which the Escrow Agent believes to be genuine.

                 (b) It is understood and agreed that the duties of the Escrow Agent hereunder are purely ministerial in nature and that the Escrow Agent shall not be liable for any error or judgment, or for any act done or step taken or omitted in good faith, or for anything which the Escrow Agent may do or refrain from doing in connection with this Agreement, except that the Escrow Agent shall be liable for its own gross negligence or willful misconduct. In no event shall the Escrow Agent be required to account for any application of funds subsequent to disposition thereof in accordance with this Agreement by the Escrow Agent. The Escrow Agent shall not be liable for any consequential or incidental damages arising from its actions hereunder.

                 (c) The Escrow Agent may consult with and obtain advice from legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or the Escrow Agent's duties hereunder, the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion of its legal counsel. The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of any of the other parties hereto, or anyone else, to perform or comply with any provisions of this Agreement or any other agreement or undertaking.

                 (d) If at any time the Escrow Agent shall be in doubt as to any of its duties under this Agreement, the Escrow Agent may apply to the Court for a determination of such duties, and the Escrow Agent shall incur no liability therefor.

                 (e) If at any time the Escrow Agent shall receive conflicting notices, claims, demands or instructions with respect to the Deposit and the interest earned thereon, or if for any other reason it shall be unable in good faith to determine the party or parties to whom the Deposit and the interest earned thereon are to be distributed, the Escrow Agent may refuse to make such disbursement until the Escrow Agent shall have received instructions in writing signed by all of the other parties hereto, or until directed by a final order of the Court (in an action brought by the





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

Escrow Agent hereunder or by any other person), whereupon the Escrow Agent shall make such disbursement in accordance with such instructions or order.

                 (f) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days notice in writing of such resignation. The Escrow Agent may be removed and a successor escrow agent appointed by agreement of the other parties to this Agreement. The Escrow
Agent shall comply with the joint instructions of the other parties to this Agreement with respect to the disposition of the Deposit and the interest earned thereon upon its resignation or removal, provided that if the other parties to this Agreement have not designated a successor escrow agent to which Deposit and the interest earned thereon are to be delivered, the Escrow Agent may either continue to hold the Deposit and such interest hereunder or place the Deposit and such interest into the custody of the Court. If the Escrow Agent gives notice of resignation, the other parties will use their best efforts to agree upon and designate a successor escrow agent prior to the date on which the Escrow Agent's resignation becomes effective.

                 (g) The Escrow Agent shall not be required to take any action hereunder involving incurrence of expense to third parties unless payment shall be provided for in a manner satisfactory to the Escrow Agent.

         7. Termination. The Escrow Agent will be deemed to be terminated as escrow agent and released from its obligations hereunder on the earlier to occur of its resignation pursuant to Section 6(f) above or the time at which the Escrow Agent delivers the Deposit and the interest thereon in accordance with the terms of this Agreement.

         8. Notices. All notices provided for in this Agreement shall be in writing and shall be addressed to the parties as follows:



         IF TO THE ESCROW AGENT:           SunTrust Bank, Central Florida, National Association
                                           225 East Robinson Street, Suite 250
                                           Orlando, Florida 32801
                                           Attn: Corporate Trust Division
                                           Telecopy: (407) 237-5299


         IF TO MASADA:                     Masada Security, Inc.
                                           950 22nd Street North, Suite 800
                                           Birmingham, Alabama 35203
                                           Attn: Mr. Terry W. Johnson
                                           Telecopy: (800) 531-3293





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


         WITH A COPY TO:                   Burr & Forman
                                           3100 SouthTrust Tower
                                           420 North 20th Street
                                           Birmingham, Alabama 35203
                                           Attn: W. Lee Thuston, Esq.
                                           Telecopy: (205) 458-5100


         IF TO THE SELLERS:
                                           ------------------------------------------

                                           ------------------------------------------
                                           Attn:
                                           ------------------------------------------
                                           Telecopy:
                                           ------------------------------------------


         WITH A COPY TO:                   Zack, Sparber, Kosnitzky, Spratt & Brooks, P.A.
                                           One International Place
                                           100 Southeast 2nd Street, Suite 2800
                                           Miami, Florida 33131
                                           Attn: Michael Kosnitzky, Esq.
                                           Telecopy: (305) 539-1307


or to such other address as may be designated by notice.  Notices delivered by
(i) United States mail shall be deemed received by the addressee on the third business day after deposit if sent by postage prepaid certified or registered mail, return receipt requested, or (ii) telecopier transmission shall be deemed delivered on the date of transmission if followed by a copy sent by certified mail, postage prepaid, or private overnight delivery service on the date of transmission; provided, that any party may act on notice delivered by telecopier transmission regardless of whether confirmation is delivered.

         9. General. The waiver or failure of either party to exercise in any respect any right provided for in this Agreement shall not be deemed a waiver of any further or future right under it. This Agreement shall be governed by, subject to and construed according to the laws of the State of Florida and venue for any action relating to this Agreement shall be in any court of competent jurisdiction in Dade County in the State of Florida. Rights and obligations under this Agreement shall be binding upon, and inure to the benefit of, successors and assigns of the parties. This Agreement may be amended only be written agreement signed by the Escrow Agent, Masada and the Sellers. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telefacsimile of a facsimile signature page shall be binding upon that party so confirming.





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

         10. Matters to be Arbitrated. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration in accordance with Section 11 of the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date and year first above written.



                                  MASADA SECURITY, INC.


                                  By: /s/ ???
                                     ------------------------------------------
                                  Title: Vice President
                                        ---------------------------------------


                                  /s/ Russell B. Jones
                                  ---------------------------------------------
                                  RUSSELL B. JONES
                                  Social Security No. ###-##-####
                                                     --------------------------


                                  /s/ Robert S. Moses
                                  ---------------------------------------------
                                  ROBERT S. MOSES
                                  Social Security No.
                                                     --------------------------


                                  /s/ David R. Donnelly
                                  ---------------------------------------------
                                  DAVID R. DONNELLY
                                  Social Security No. ###-##-####
                                                     --------------------------


                                  /s/ Ronald G. Walters
                                  ---------------------------------------------
                                  RONALD G. WALTERS
                                  Social Security No. ###-##-####
                                                     --------------------------


                                  SUNTRUST BANK, CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATION
                                  Escrow Agent


                                  By: /s/ ???
                                     ------------------------------------------
                                  Title: Senior Vice President
                                        ---------------------------------------






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